POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




                                       Dated:________________________________


                                       --------------------------------------
                                       Steven C. Beering, M.D.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                  Dated:_________7/28/97________________


                                   ___/s/ Arthur L. Bryant___________________
                                   Arthur L. Bryant

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




                                   Dated:______7/28/97___________________


                                    ___/s/ James M. Cornelius_____________
                                    James M. Cornelius

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                      Dated:___7/28/97______________________


                                      __/s/ James E. Dora___________________
                                      James E. Dora

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                        Dated:_________7/28/97________________


                                         ___/s/ Otto N. Frenzel III____________
                                         Otto N. Frenzel III

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                      Dated:________________________________


                                      --------------------------------------
                                      David W. Goodrich

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                       Dated:___7/28/97______________________

                                       __/s/ William P. Johnson______________
                                        William P. Johnson

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                     Dated:________________________________


                                     --------------------------------------
                                     James T. Morris

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                    Dated:_______7/28/97_________________


                                    __/s/ James W. Murphy________________
                                    James W. Murphy

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                     Dated:_____7/25/97____________________


                                     ___/s/ R. Stephen Radcliffe___________
                                     R. Stephen Radcliffe

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                     Dated:________________________________


                                     --------------------------------------
                                     Thomas E. Reilly Jr.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                     Dated:________________________________


                                     --------------------------------------
                                     William R. Riggs

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                      Dated:_______7/25/97__________________


                                      ____/s/ Jerry D. Semler_______________
                                      Jerry D. Semler

                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




                                      Dated:___7/28/97______________________


                                      _/s/ Yvonne H. Shaheen_________________
                                      Yvonne H. Shaheen

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                     Dated:________7/28/97___________________


                                     _/s/ Frank D. Walker____________________
                                     Frank D. Walker